UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

enVVeno Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVNO	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	NVNOW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On December 1, 2021, enVVeno Medical Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on November 30, 2021. This Form 8-K/A is being filed for the sole purpose of correcting the number of votes received for each of the proposals. There is no change to the results of any of the proposals.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) elected Dr. Francis Duhay and Dr. Sanjay Shrivastava as Class I directors, (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approved an amendment to the Company’s Amended and Restated 2016 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized to be awarded under the Plan to 4,500,000 shares, and (iv) approved an amendment to the Plan to provide that the number of shares subject to the Plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Class I directors

Dr. Francis Duhay and Dr. Sanjay Shrivastava were elected as a Class I directors to serve for a three-year term that expires at the 2024 annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, incapacity, removal or resignation. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld
Dr. Francis Duhay	3,420,358	365,158
Dr. Sanjay Shrivastava	3,342,772	442,744

Proposal No. 2 – Ratification of the appointment of independent registered public accounting firm

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
6,085,415	11,290	9,074	0

Proposal No. 3 – Amendment to Amended and Restated 2016 Omnibus Incentive Plan

The amendment to the Plan to increase the number of shares authorized to be awarded under the Plan to 4,500,000 shares was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
2,523,717	1,254,579	7,220	2,320,263

Proposal No. 4 – Amendment to the Evergreen Provision of the Amended and Restated 2016 Omnibus Incentive Plan

The amendment to the Plan to provide that the number of shares subject to the Plan shall at all times be equal to at least 20% of the issued and outstanding shares of the Company on a fully diluted basis was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
2,504,985	1,273,777	6,754	2,320,263

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVVENO MEDICAL CORPORATION

Dated: December 3, 2021	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer